UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: March 13, 2007
                        (Date of earliest event reported)


                              Public Storage, Inc.
             (Exact name of registrant as specified in its charter)


                                   California
                 (State or other jurisdiction of incorporation)

                 1-8389                                    95-3551121
----------------------------------------       ---------------------------------
        (Commission File Number)               (IRS Employer Identification No.)

701 Western Avenue, Glendale, California                    91201-2349
----------------------------------------       ---------------------------------
(Address of Principal Executive Offices)                    (Zip Code)

                                 (818) 244-8080
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not applicable
                   ------------------------------------------
                   (Former name or former address, if changed
                               since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03   AMENDMENTS TO ARTICLES OF  INCORPORATION  OR BYLAWS;  CHANGE IN
            FISCAL YEAR

         On or about March 13, 2007, the Company filed an amendment with the California Secretary of State to amend the Certificate of Determination of Preferences for its Cumulative Preferred Stock, Series T (7.625%) and U (7.625%). A copy of the Amendment to the Certificate of Determination is filed as Exhibit 3.1 hereto.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

         (c)    Exhibits

Exhibit 3.1--Amendment to Certificate of Determination for Series T (7.625%) and Series U (7.625%).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PUBLIC STORAGE, INC.


Dated: March 16, 2007

                                            By: /s/ Stephanie Heim
                                            ----------------------
                                            Stephanie Heim
                                            Vice President